Exhibit 99.1

INVESTOOLS™
INVESTOR EDUCATION

AMEX: IED

Online Investor Education

September 8, 2005

PHD
PROGRAM OF HIGH DISTINCTION

Master Investor
PROGRAM

Associate Investor
PROGRAM

5-Step Investing Formula
Active Investing Workshop
Basic Options
Three-Day LIVE Interactive Workshop
Advanced Options
Workshops
Advanced Technical Analysis
One-on-One Coaching
INVESTools Currency Trader™
Online Learning

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INVESTools INVESTOR EDUCATION

New Site with Online Course Access

www.investools.com > Home

INVESTools
Home | Login | About Us | Contact Us | Experience More | Analyze Stocks
Courses
Educators
Toolbox
How will better investing change your life?
We can help you find out.
INVESTools has graduated over 183,000 students, beginners and experts from our stock and currency trading courses.
learn more >
Only INVESTools has over 100 certified and experienced educators on staff to ensure your success.
learn more >
Institution-grade data, award-winning charts and proprietary tools make the Investor Toolbox the best resource on the Web.
learn more >

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“Courses” Makes Registering for Investor Education Easier

INVESTOOLS
INVESTOR EDUCATION

www.investools.com > Home > Courses

INVESTOOLS
INVESTOR EDUCATION
Home | Login | About Us | Contact Us | Experience More | Analyze Stocks
Courses
Educators
Toolbox
> ENTRY LEVEL COURSES
Learn the principles of stock and currency investing.
> ADVANCED COURSES
Match your financial goals with the right advanced course.
> GRADUATE PROGRAMS
Comprehensive course bundles for serious investors.
Choose the right investor education for the right time in your life.
Our courses and graduate programs offer you a variety of ways to pursue and achieve your financial goals.

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"Educators" Gives Access to Certified / Experienced Faculty

INVESTOOLS INVESTOR EDUCATION

www.investools.com > Home > Educators

INVESTOOLS
INVESTOR EDUCATION
Home | Login | About Us | Contact Us | Experience More | Analyze Stocks
Courses
Educators
Toolbox
WORKSHOP INSTRUCTORS >
Meet the people who will inspire you to invest better.
ONE-ON-ONE COACHES >
Get to know the experts who will personally help you.
CERTIFICATION PROGRAMS >
Learn about the intensive certification program each educator goes through.
Our people. Your advantage.
INVESTools is the only investor education company that has over 100 certified educators on staff to assist you.

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INVESTools
INVESTOR EDUCATION

"Toolbox" Provides Award Winning Charts and Tools

www.investools.com > Home > Toolbox

INVESTools
Home | Login | About Us | Contact Us | Experience More | Analyze Stocks
Courses
Educators
Toolbox
OVERVIEW >
Get the real story behind the best investor resource on the Web.
DEMONSTRATIONS >
The Investor Toolbox— see it for yourself.
LIVE TOUR >
Test-drive before you buy.
Finally, the stock market makes sense.
The INVESTools Investor Toolbox interprets and organizes complex financial information and critical technical indicators for you in a very user-friendly way.

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INVESTOOLS
INVESTOR EDUCATION

5 Step Investing Formula - Online Course Components

www.investools.com > Home > Courses > 5-Step Investing Formula

CONTACT ADMISSIONS
The 5 steps for better stock investing:
Searching for Stocks
Industry Group Analysis
Fundamental Analysis
Technical Analysis
Portfolio Management

Purchase Online with Admissions Counselor

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INVESTOOLS
INVESTOR EDUCATION

A Three Phased Learning Approach

INVESTOOLS
INVESTOR EDUCATION
STEP 1:
Searching for Stocks
Prepare
Learn
Reinforce
1. INTRODUCTION:
2. PRE-TEST:
3. INVESTOR TOOLBOX TUTORIAL:
4. VIDEO LESSON:
5. INTERACTIVE LESSON:
6. ONLINE WORKSHOP:
7. LEARNING ASSESSMENT:
8. ONLINE STUDENT FORUM:
9. VIDEO ARCHIVE:

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INVESTOOLS™ INVESTOR EDUCATION

Phase I - Prepare

STEP 1:

Searching for Stocks

Prepare

1. INTRODUCTION: Why is this step important, and what will you learn? Find out before you take the pre-test.
2. PRE-TEST: How much do you already know about portfolio management? Find out with this pre-test.
3. INVESTOR TOOLBOX TUTORIAL: Familiarize yourself with the Investor Toolbox and the tools you'll be using in this course.

INVESTOOLS
Test Your Knowledge
A)
B)
C)
D)

Components: Introduction, Pre-Test and Investor Toolbox Tutorial

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INVESTOOLS™ INVESTOR EDUCATION

Phase II - Learn

STEP 1:
Searching for Stocks

Learn

4. VIDEO LESSON: Watch an instructor explain and walk through this step using the Investor Toolbox.
5. INTERACTIVE LESSON: This self-paced lesson lets you watch, learn and practice in-sync with your live Investor Toolbox.
6. ONLINE WORKSHOP: Join a live online workshop where the instructor teaches this step in real time.
7. LEARNING ASSESSMENT: How much did you learn? Use this test to make sure you understand portfolio management.

Step 1: Searching

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INVESTOOLS
INVESTOR EDUCATION

Phase III - Reinforce

STEP 1:

Searching for Stocks

Reinforce

8. **ONLINE STUDENT FORUM:** Post questions, get answers, help others or help yourself! Take advantage of this topical forum.
9. **VIDEO ARCHIVE:** Miss something? All of our presentations, tutorials and video clips on this step are archived here.

INVESTOOLS
INVESTOOLS

Components: Online Student Forum and Lesson Archive

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INVESTOOLS™
INVESTOR EDUCATION

Three Phases Repeated for All Steps in Course

STEP 1:
Searching for Stocks
Prepare
1. INTRODUCTION: Why is this step important you learn? Find out before you take the pre-test.
2. PRE-TEST: How much do you already know a for stocks? Find out with this pre-test.
3. INVESTOR TOOLBOX TUTORIAL: Familia the Investor Toolbox and the tools you'll be using i
Learn
4. VIDEO LESSON: Watch an instructor explair this step using the Investor Toolbox.
5. INTERACTIVE LESSON: This self-paced les learn and practice in-sync with your live Investor
6. ONLINE WORKSHOP: Join a live online wo instructor teaches this step in real time.
7. LEARNING ASSESSMENT: How much did you learn? Use this test to make sure you understand searching for stocks.
Reinforce
8. ONLINE STUDENT FORUM: Post questions, get answers, help others or help yourself! Take advantage of this topical forum.
9. VIDEO ARCHIVE: Miss something? All of our presentations, tutorials and video clips on this step are archived here.
STEP 2:
Industry Group Analysis
STEP 3:
Fundamental Analysis
STEP 4:
Technical Analysis
STEP 5:
Portfolio Management
Prepare, Learn and Reinforce
Repeated for Each Step

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[LOGO]

[GRAPHIC]

AMEX: IED

Online Investor Education

September 8, 2005

[GRAPHIC]

Cautionary Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties.  The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete.  However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of INVESTools.  The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities.  INVESTools is not an investment adviser or otherwise a provider investment advice or investment recommendations.

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Online Investor Education – New Channel for Growth

•                  Opportunity for National Marketing of INVESTools Brand

•                  Student Acquisition No Longer Tied to Local Events

•                  Broadens Market Opportunity Demographically

•                  Online Courses Enable Synchronous and Asynchronous Learning Anytime, Anywhere

•                  Online Learning Encourages Audio, Visual and Kinesthetic Knowledge Retention

•                  1:1, 1:Many, Many:Many Learning

For-Profit Higher Education Industry Estimated at $15.4 Billion and Growing Rapidly

Online Distance Program Enrollment Approaching 1 Million and Growing by More than 20% per Year

Source:

•Eduventures, Inc.

3

INVESTools Quality in an Online Format

•                  Partnered with Leaders in e-Learning Solutions to Design Courses that Meet Student Learning Styles

[LOGO]	[LOGO]

Leading Provider of e-Education Enterprise Software Applications and Services	Leader in e-Learning Solutions for Corporate, Academic and Government Entities

•                  Courses Infuse Content Learning Types Proven to:

•                  Increase Learning

•                  Enhance Learning Motivation

•                  Promote Higher Retention Rates

Source:

•Research from M. David Merrill and Ruth Clark.

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New Site with Online Course Access

www.investools.com > Home

[GRAPHIC]

5

“Courses” Makes Registering for Investor Education Easier

www.investools.com > Home  > Courses

[GRAPHIC]

6

“Educators” Gives Access to Certified / Experienced Faculty

www.investools.com > Home > Educators

[GRAPHIC]

7

“Toolbox” Provides Award Winning Charts and Tools

www.investools.com  > Home > Toolbox

[GRAPHIC]

8

5 Step Investing Formula - Online Course Components

www.investools.com > Home > Courses  > 5-Step Investing Formula

• Instructor-Led WebEx Sessions	[GRAPHIC]

• Downloadable Course “Manual”

• 6 Months Toolbox Access

• Workshop Certificate

Purchase Online with Admissions Counselor

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A Three Phased Learning Approach

[GRAPHIC]	Prepare
Discover what you’ll learn, how much you already know and the online tools you’ll be using in each step before diving into the lessons.

Learn
Absorb each of the 5 steps through instructional videos, interactive lessons, live Webinars and a learning assessment test.

Reinforce
Utilize an online student forum and lesson archive to learn more and review each step.

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Phase I - Prepare

[GRAPHIC]

Components:  Introduction, Pre-Test and Investor Toolbox Tutorial

11

Phase II - Learn

[GRAPHIC]

Components:  Video Lesson, Interactive Lesson, Online Workshop and Learning Assessment

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Phase III - Reinforce

[GRAPHIC]

Components:  Online Student Forum and Lesson Archive

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Three Phases Repeated for All Steps in Course

[GRAPHIC]

Prepare, Learn and Reinforce Repeated for Each Step

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Conclusions

•     Student Beta Completed in August

•     Rollout to INVESTools Students through Mid October

•     Costs Reduced by Eliminating Print and DVD Materials

•     Revenue Generated from Students Not Interested in Live Events

•     Currency and Options Courses Offered Online by November

[GRAPHIC]	2006

INVESTools Provides Blended Education Business Model

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